EHIBIT 10.12

SECOND AMENDMENT TO THE MONETIZATION MASTER AGREEMENT

This SECOND AMENDMENT TO THE MONETIZATION MASTER AGREEMENT (this “Amendment”) is entered into as of September 30, 2024, by and among J. Aron & Company LLC, a limited liability company organized under the laws of the State of New York (“Aron”), Calumet Shreveport Refining, LLC, a Delaware limited liability company (the “Company”), Calumet Refining, LLC, a Delaware limited liability company (“Calumet Refining”) and Calumet, Inc., a Delaware corporation (“Calumet Parent”, and together with the Company and Calumet Refining, collectively, the “Transaction Parties”) (each of the Transaction Parties and Aron referred to individually as a “Party” or collectively as the “Parties”).

WHEREAS, Aron, the Company, Calumet Refining and Calumet Specialty Products Partners, L.P., a Delaware limited partnership (the “MLP Parent”) entered into that certain Monetization Master Agreement, dated as of January 17, 2024, and as amended by that certain Omnibus Amendment Agreement, dated as of July 10, 2024, by and among, Aron, the Company, Calumet Refining, MLP Parent and Calumet Parent (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Monetization Master Agreement”);

WHEREAS, Calumet Montana Refining, LLC, a Delaware limited liability company (“Calumet Montana”) and the Transaction Parties, have requested consent from the ABL Agent for the sale of the existing Montana refinery assets (“Refinery Assets Disposition”) to Stonebriar Commercial Finance LLC (“Stonebriar”) and the leaseback thereof to Calumet Montana (such transaction, the “Sale and Leaseback Transaction”);

WHEREAS, the lenders party to the ABL Credit Agreement and ABL Agent desire to consent to the Refinery Assets Disposition and to amend the ABL Credit Agreement, in each case, on the terms and conditions contained in the proposed Consent and Sixth Amendment to Third Amended and Restated Credit Agreement (“Sixth Amendment”) by and among Calumet Parent, the Borrowers (as defined in the ABL Credit Agreement), the lenders party thereto and the ABL Agent; and

WHEREAS, in connection with the forgoing and pursuant to Section 27.2 of the Monetization Master Agreement, Aron, the Company, Calumet Refining and Calumet Parent wish to make certain amendments to the Monetization Master Agreement to permit the Sale and Leaseback Transaction.

NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in Annex I to the Monetization Master Agreement (as amended by this Amendment).

2.	AMENDMENTS TO THE MONETIZATION MASTER AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, effective as of the

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Second Amendment Effective Date, the Parties hereby agree that the Monetization Master Agreement is hereby amended as follows:
(a)	Section 15.4(a) of the Monetization Master Agreement is hereby amended by (a) deleting the word “and” at the end of clause (xxvii) thereof, (b) deleting the period at the end of clause (xxviii) thereof and inserting “; and” in lieu thereof, and (c) adding a new clause (xxix) at the end thereof as follows:

“(xxix) Liens securing Indebtedness permitted under Section 15.4(c)(xvii); provided, that such Liens do not at any time encumber any Property constituting Collateral or any other Property other than the Property financed by such Indebtedness and the proceeds thereof (including insurance proceeds).”

(b)	Section 15.4(c) of the Monetization Master Agreement is hereby amended by (a) deleting the word “and” at the end of clause (xv) thereof, (b) deleting the period at the end of clause (xvi) thereof and inserting “; and” in lieu thereof, and (c) adding a new clause (xvii) at the end thereof as follows:

“(xvii) Attributable Indebtedness under Sale and Leaseback Transactions incurred by Calumet Montana; provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $150,000,000.”

(c)	Annex I of the Monetization Master Agreement is hereby modified by adding the following new defined term (in appropriate alphabetical order):

““Calumet Montana” means Calumet Montana Refining, LLC, a Delaware limited liability company.”

““Second Amendment” means that certain Second Amendment to the Monetization Master Agreement, dated as of September 30, 2024, by and among Aron, the Transaction Parties and Calumet Parent.”

““Second Amendment Effective Date” has the meaning ascribed to the term “Second Amendment Effective Date” in the Second Amendment.”

(d)	The following definition contained in Annex I of the Monetization Agreement shall be deleted in its entirety and replaced with the following:

““ABL Credit Agreement” means (a) that certain Third Amended and Restated Credit Agreement, dated as of February 23, 2018, by and among MLP Parent and certain of its subsidiaries as borrowers, certain of its subsidiaries as guarantors, the lenders thereto, the ABL Agent, JPMorgan Chase Bank, N.A and Wells Fargo Bank, N.A., as co-syndication agents, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of September 4, 2019, as amended by that certain Consent and Amendment No. 2 to Third Amended and Restated

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Credit Agreement, dated as of November 18, 2021, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of January 20, 2022, as further amended by that certain Fourth ABL Credit Agreement Amendment, dated as of January 17, 2024, as further amended by that certain Fifth ABL Credit Agreement Amendment, dated as of July 10, 2024, by and among Calumet Parent and certain of its subsidiaries as borrowers, MLP Parent, certain of its subsidiaries as guarantors, the lenders thereto, the ABL Agent, JPMorgan Chase Bank, N.A and Wells Fargo Bank, N.A., as co-syndication agents, and as further amended by the certain Consent and Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 2024, by and among Calumet Parent and certain of its subsidiaries as borrowers, certain of its subsidiaries as guarantors, the lenders thereto, the ABL Agent, JPMorgan Chase Bank, N.A and Wells Fargo Bank, N.A., as co-syndication agents and (b) unless otherwise specifically referenced, any credit agreement or other agreement evidencing Refinancing Indebtedness as permitted pursuant to Section 15.4(c)(ii) of the Monetization Master Agreement in respect of the Indebtedness under clause (a).”

3.	REPRESENTATIONS AND WARRANTIES. Each Transaction Party hereby represents and warrants to Aron that:

(a)	This Amendment has been duly authorized, executed and delivered by such Transaction Party, and each of this Amendment and the Monetization Master Agreement, in each case, constitutes a legal, valid and binding obligation of such Transaction Party, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b)	The execution, delivery and performance by such Transaction Party of this Amendment do not and will not violate the Organizational Documents of such Transaction Party.

(c)	All registrations with, consents or approvals of, notices to, or other actions by any Governmental Authority required to have been obtained or made by such Transaction Party for the due execution, delivery and performance of this Amendment have been obtained or made and are in full force and effect, except those registrations, consents, approvals, notices or other actions the failure of which to obtain or make, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(d)	Immediately after giving effect to this Amendment, (i) no Default or Event of Default (each as defined in the ABL Credit Agreement), (ii) no Default or Event of Default (each as defined in each Senior Notes Indenture), and (iii) no Default or Event of Default (each as defined in the Monetization Master Agreement),

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in each case, has occurred and is continuing with respect to such Transaction Party or would occur as a result of its entering into this Amendment or performing its obligations under this Amendment.

(e)	Immediately after giving effect to this Amendment, the representations and warranties of such Transaction Party set forth in Sections 15.1(a) and 15.1(b) of the Monetization Master Agreement and in each other Transaction Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it was true and correct in all respects) as of such earlier date.

(f)	As of the date hereof, there have been no amendments, consents, modifications or waivers to the ABL Credit Documents other than (u) that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of September 4, 2019, (v) that certain Consent and Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of November 18, 2021, (w) that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of January 20, 2022, (x) that certain Fourth ABL Credit Agreement Amendment, dated as of January 17, 2024, (y) that certain Fifth ABL Credit Agreement Amendment, dated as of July 10, 2024, and (z) that certain Consent and Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 2024, by and among Calumet Parent and certain of its subsidiaries as borrowers, certain of its subsidiaries as guarantors, the lenders thereto, the ABL Agent, JPMorgan Chase Bank, N.A and Wells Fargo Bank, N.A., as co-syndication agents.

(g)	As of the date hereof and after giving effect to this Amendment, the Company is in compliance with all negative covenants as set forth in Section 15.4 of the Monetization Master Agreement.

4.	CONDITIONS OF EFFECTIVENESS.This Amendment shall become effective on and as of the first date (the “Second Amendment Effective Date”) on which each of the following conditions precedent have been satisfied:

(a)	Aron shall have received executed counterparts of this Amendment from each of the Transaction Parties and Aron;

(b)	immediately after giving effect to this Amendment, (i) no Default or Event of Default (each as defined in the ABL Credit Agreement), (ii) no Default or Event

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of Default (each as defined in each Senior Notes Indenture) and (iii) no Default or Event of Default (each as defined in the Monetization Master Agreement), in each case, shall have occurred and be continuing or shall result from the consummation of the transactions contemplated hereby;

(c)	Aron shall have received a duly executed copy of that certain Consent and Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 2024, by and among Calumet Parent, the subsidiaries of Calumet Parent party thereto, the lenders party thereto and Bank of America, N.A., for the benefit of Aron in its entirety;

(d)	the representations and warranties of each Transaction Party set forth in Section 3 hereof shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier or is made pursuant to Sections 3(e), (f) or (g) hereof, in which case, it shall be true and correct in all respects) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier or is made pursuant to Sections 3(e), (f) or (g) hereof, in which case, it was true and correct in all respects) as of such earlier date;

(e)	Aron shall have received payment (or evidence satisfactory to Aron that such payment will be made substantially concurrently with the entering of this Amendment) of all reasonable and documented out-of-pocket expenses incurred by Aron and its Affiliates (including the reasonable fees, charges and disbursements of counsel and tax consultants for Aron) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and as otherwise required under Section 18.5 of the Monetization Master Agreement, to the extent an invoice therefor is presented to the Company at least one (1) Business Day prior to the Second Amendment Effective Date; and

(f)	Aron shall have received a certificate of the Transaction Parties, dated as of the Second Amendment Effective Date and signed by a Responsible Officer of each of the Transaction Parties, confirming compliance with the conditions precedent set forth in clauses (b) and (d) above.

5.	REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT.

(a)	Each Transaction Party acknowledges that it (i) has reviewed the terms and provisions of this Amendment, and (ii) consents to the terms, conditions and

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provisions of this Amendment. Each Transaction Party hereby confirms that each Lien Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Lien Documents, the payment and performance of all Secured Obligations (including all such Secured Obligations as reaffirmed pursuant to this Amendment).

(b)	Without limiting the generality of the foregoing, each Transaction Party confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Transaction Documents. For the avoidance of doubt, nothing in this Amendment shall constitute a new grant of security interest or restart any hardening period.

(c)	Each Transaction Party acknowledges and agrees that each of the Transaction Documents to which it is a party or otherwise bound shall continue in full force and effect in accordance with its terms and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Transaction Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

6.	LIMITATIONS. The foregoing amendments set forth in Section 2 are only effective in the specific instances and for the specific purposes for which they are given and shall not be effective for any other purpose, and no provision of any Transaction Document is amended or waived in any way other than as provided herein. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Monetization Master Agreement and the other Transaction Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

7.	MISCELLANEOUS. ARTICLE 21 (Confidentiality), ARTICLE 22 (Governing Law; Dispute Resolution), ARTICLE 25 (No Waiver, Cumulative Remedies), ARTICLE 26 (Nature of the Transaction and Relationship of Parties), ARTICLE 27 (Miscellaneous) and ARTICLE 28 (Joint and Several Liability) OF THE MONETIZATION MASTER AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS Amendment AND SHALL APPLY AS IF FULLY SET FORTH HEREIN MUTATIS MUTANDIS.

8.	EFFECTIVENESS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any party to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same counterpart. The delivery of an executed counterpart of a signature page of this Amendment by electronic means, including by facsimile or by “.pdf” attachment to email, shall be effective as valid

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delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective on the Second Amendment Effective Date.

9.	COMPLETE AGREEMENT; TRANSACTION DOCUMENT. This Amendment represents the final and complete agreement of the Parties in respect of the subject matter hereof, and all prior negotiations, representations, understandings, writings and statements of any nature relating thereto are hereby superseded in their entirety by the terms of this Amendment. The Parties agree and acknowledge that this Amendment constitutes a Transaction Document.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their respective officers or authorized signatories thereunto duly authorized as of the date first written above.

J. ARON & COMPANY LLC

By: /s/ Simon Collier
Name: Simon Collier Title: Authorized Signatory

Signature Page to Second Amendment to Monetization Master Agreement

CALUMET SHREVEPORT REFINING, LLC,

as the Company

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET REFINING, LLC,

as Calumet Refining

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET, INC.,

as Calumet Parent

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Monetization Master Agreement